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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 18, 2001


                               AT HOME CORPORATION
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           (Exact name of the Registrant as specified in its charter)


                                    Delaware
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                 (State or other jurisdiction of incorporation)



        000-22697                                     77-0408542
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       (Commission                                   (IRS Employer
       File Number)                                Identification No.)


                   450 Broadway Street, Redwood City, CA                94063
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               (Address of principal executive offices)               (Zip code)


                                 (650) 556-5000
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                       (The Registrant's telephone number)


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          (Former name or former address, if changed since last report)

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ITEM 5:  OTHER EVENTS.

         On June 19, 2001, Excite@Home announced that it had renegotiated its optical-fiber backbone capacity contract with AT&T Corp. Separately, Excite@Home also announced that its mutual exclusivity obligations with Comcast Corporation and Cox Communications, Inc. will end December 4, 2001 and that it is discussing a new commercial relationship with these companies. Copies of the press releases are filed as Exhibits 99.01 and 99.02 to this report and are incorporated into this report by reference.

ITEM 7:  FINANCIAL STATEMENTS AND EXHIBITS.

      (c)         Exhibits.
                  --------

                  99.01 Press Release issued by Excite@Home on June 19, 2001, regarding its optical-fiber backbone capacity agreement with AT&T.

                  99.02 Press release issued by Excite@Home on June 19, 2001, regarding the status of its commercial relationships with Comcast and Cox.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  June 21, 2001                              AT HOME CORPORATION



                                                  By: /s/ Megan Waters Pierson
                                                       -------------------------
                                                       Megan Waters Pierson
                                                       Senior Vice President and
                                                       General Counsel

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